Exhibit 10.16

AMENDMENT NUMBER ONE

TO CREDIT AGREEMENT

THIS AMENDMENT NUMBER ONE TO CREDIT AGREEMENT (this “Amendment”), dated as of December 17, 2007, is entered into by and between JMP GROUP LLC, a Delaware limited liability company (“Borrower”) and CITY NATIONAL BANK, a national banking association (“Lender”) in light of the following:

W I T N E S S E T H

WHEREAS, Borrower and Lender are party to that certain Credit Agreement, dated as of August 3, 2006 (as so amended and as otherwise amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, Borrower has requested that Lender amend the Credit Agreement as set forth herein; and

WHEREAS, subject to the terms and conditions set forth herein, Lender is willing to provide the amendment as set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Credit Agreement as follows:

1. DEFINITIONS. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement, as amended hereby.

2. AMENDMENTS TO CREDIT AGREEMENT.

(a) Section 1.1 of the Credit Agreement is hereby amended by inserting the following new definitions in proper alphabetical order:

““First Amendment” means that certain Amendment Number One to Credit Agreement, dated as of December 17, 2007, by and between Borrower and Lender.”

““First Amendment Effective Date” means the date that all of the conditions set forth in Section 4 of the First Amendment shall be satisfied (or waived by Lender in its sole discretion).”

(b) Section 1.1 of the Credit Agreement is hereby amended by amending and restating the definition of “Fixed Charges” in its entirety as follows:

““Fixed Charges” means with respect to Borrower and its Subsidiaries for any period, the sum, without duplication, of (a) Interest Expense during such period, (b) principal payments required to be paid in respect of Debt of Borrower and its Subsidiaries during such period (provided that, solely for the purpose of this clause (b) of this definition, in the case of the Obligations, the amount of such payments with respect thereto shall be deemed to be equal to 1/20th of the outstanding principal balance of the Obligations), and (c) all federal, state, and local income taxes accrued for such period.”

(c) Section 6.14(b) of the Credit Agreement is hereby amended by amending and restating such section in its entirety as follows:

“(b) Minimum EBITDA. Fail to maintain EBITDA for Borrower and its Subsidiaries, measured as of the last day of each fiscal quarter of Borrower, for each twelve month period ending on such date, of at least $12,000,000.”

(d) Section 6.14(c) of the Credit Agreement is hereby amended by amending and restating such section in its entirety as follows:

“(c) Minimum Net Worth. Fail to maintain Net Worth for Borrower and its Subsidiaries, as of the last day of each fiscal quarter of Borrower, of at least $75,000,000.”

(e) Section 6.1 is hereby amended by adding a section (n) as follows:

“(n) Debt associated with the purchase of repos or other government securities in a form or fashion similar to arrangements made with certain financial institutions disclosed to the Lender and other similar financial institutions for the purchase of United States government repos.”

3. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Lender as follows:

(a) Borrower has the requisite power and authority to execute and deliver this Amendment and the authority to perform its obligations hereunder and under the Loan Documents to which it is a party. The execution, delivery, and performance of this Amendment and the performance by Borrower of each Loan Document to which it is a party (i) have been duly approved by all necessary action and no other proceedings are necessary to consummate such transactions; and (ii) are not in contravention of (A) any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court or governmental authority binding on it, (B) the terms of its organizational documents, or (C) any provision of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected;

(b) This Amendment has been duly executed and delivered by Borrower. This Amendment will, upon its effectiveness in accordance with the terms hereof, and each Loan Document to which Borrower is a party is the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, and is in full force and effect except as such validity and enforceability is limited by the laws of insolvency and bankruptcy, laws affecting creditors’ rights and principles of equity applicable hereto;

(c) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein has been issued and remains in force by any Governmental Authority against Borrower;

(d) Borrower does not have any actual or potential claim or cause of action against Lender for any actions or events occurring on or before the date hereof, and Borrower hereby waives and releases any right to assert same;

(e) No Default or Event of Default has occurred and is continuing on the date hereof or as of the date of the effectiveness of this Amendment after giving effect to this Amendment; and

(f) The representations and warranties in the Credit Agreement and the other Loan Documents (i) that are qualified by materiality, shall be true and correct, and (ii) that are not qualified by materiality, shall be true and correct in all material respects, in each case, on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case they shall be true and correct as of such earlier date).

4. CONDITIONS PRECEDENT TO THIS AMENDMENT. The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of this Amendment and each and every provision hereof:

(a) Lender shall have received this Amendment, duly executed by Borrower, and the same shall be in full force and effect;

(b) The representations and warranties in the Credit Agreement and the other Loan Documents (i) that are qualified by materiality, shall be true and correct, and (ii) that are not qualified by materiality, shall be true and correct in all material respects, in each case, on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case they shall be true and correct as of such earlier date);

(c) No Default or Event of Default shall have occurred and be continuing as of the date of the effectiveness of this Amendment after giving effect to this Amendment; and

(d) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against Borrower.

5. CONSTRUCTION. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF CALIFORNIA.

6. ENTIRE AMENDMENT; EFFECT OF AMENDMENT. This Amendment, and terms and provisions hereof, constitute the entire agreement among the parties pertaining to the subject matter hereof and supersedes any and all prior or contemporaneous amendments relating to the subject matter hereof. Except for the amendments to the Credit Agreement expressly set forth in Section 2 hereof, the Credit Agreement and other Loan Documents shall remain unchanged and in full force and effect. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of or as an amendment of any right, power, or remedy of the Lenders as in effect prior to the date hereof. The amendments set forth herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse future non-compliance with the Credit Agreement, and shall not operate as a consent to any further or other matter, under the Loan Documents. To the extent any terms or provisions of this Amendment conflict with those of the Credit Agreement or other Loan Documents, the terms and provisions of this Amendment shall control. This Amendment is a Loan Document.

7. COUNTERPARTS; TELEFACSIMILE EXECUTION. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

8. MISCELLANEOUS

(a) Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Credit Agreement shall mean and refer to the Credit Agreement as amended by this Amendment.

(b) Upon the effectiveness of this Amendment, each reference in the Loan Documents to the “Credit Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Credit Agreement shall mean and refer to the Credit Agreement as amended by this Amendment.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first written above.

BORROWER:	JMP GROUP LLC,
a Delaware limited liability company

	By:	/s/ Thomas B. Killian
	Title:	Chief Financial Officer

LENDER:	CITY NATIONAL BANK,
a national banking corporation

	By:	/s/ Aaron Cohen
	Title:	Senior Vice President